Supplement to

Calvert Short-Term Government Fund

Calvert Income Funds Prospectus Class A, B, C, O and Y

dated January 31, 2010, as revised May 28, 2010

Summary Prospectus for Calvert Short-Term Government Fund (Class A)

dated January 31, 2010

Calvert Income Funds Prospectus Class I (Institutional)

dated January 31, 2010, as revised June 22, 2010

Summary Prospectus for Calvert Short-Term Government Fund (Class I)

dated January 31, 2010

Date of Supplement: December 10, 2010

The following is added to the cover page of each Prospectus and Summary Prospectus:

The Board of Trustees has approved a resolution to "merge" Calvert Short-Term Government Fund into Calvert Government Fund, each a series of The Calvert Fund.

Shareholders of Calvert Short-Term Government Fund will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Calvert Short-Term Government Fund will be exchanged for shares of Calvert Government Fund. The number of Calvert Government Fund shares you receive will depend on the value of your Calvert Short-Term Government Fund shares at the time the merger takes place.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes to be effected pursuant to the merger. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.